EXHIBIT 10.50

                                 THIRD AMENDMENT

            THIS THIRD AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS ("Amendment") is made as of this 30th day of September, 1998, by and between CHI-CHI's, INC., a Delaware corporation, formerly known as Chi-Chi's USA, Inc. ("Seller") and SHELLS SEAFOOD RESTAURANTS, INC., a Delaware corporation ("Buyer").

                                    RECITALS

     A. Buyer and Seller are parties to that certain Asset Purchase and Sale Agreement and Escrow Instructions dated March 12, 1998, as amended by that certain First Amendment dated June 9, 1998, and that certain Second Amendment ("Second Amendment") dated July 24, 1998, (collectively, "Original Agreement"), involving the purchase and/or sublease of certain real property and personal property located in the State of Illinois and more particularly described in the Original Agreement in connection with Seller's transfer of the operation of certain restaurants to Buyer.

     B. All capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Original Agreement.

     C. Buyer and Seller hereby mutually desire to amend the terms of the Original Agreement as more partcularly provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and undertakings set forth herein, Buyer and Seller hereby agree as follows:

     1. WOODRIDGE PREMISES. Buyer expressly acknowledges that it has reached an agreement with the Woodridge Landlord as to the final form of the New Woodridge Lease, the Memorandum of Lease evidencing the New Woodridge Lease, and the side letter agreement between the Woodridge Landlord and Buyer concerning Buyer's commencement of operations at the Woodridge Premises by March 1, 1999 (collectively, the "New Woodridge Lease Documents"), and that such form has been executed by Buyer and will be concurrently delivered directly to the Woodridge landlord. Seller expressly acknowledge that it has reached an agreement with the Woodridge Landlord as to the final form of the Termination Agreement and that such form has been executed by Seller and will be concurrently delivered directly to the Woodridge Landlord.

     The Original Agreement is hereby amended such that the date for delivery to Escrow Holder of the fully executed New Woodridge Lease Documents and the fully executed Woodridge Lease Termination, respectively, shall be extended to on or before October 9, 1998. Escrow Holder is hereby instructed to Close the transaction with

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     respect to the Woodridge Premises immediately upon its receipt of the following documents:

         (a) Three (3) original counterpart Assignment of Contracts executed by Buyer for the Woodridge Premises;

         (b) Three (3) original counterpart Assignment of Contracts executed by Seller for the Woodridge Premises;

         (c) One (1) original Bill of Sale conveying the Personal Property with respect to the Woodridge Premises executed by Seller;

         (d) A copy of the fully executed Termination Agreement (Buyer and Seller expressly agree that Escrow Holder's receipt of a copy of the fully executed signature page of the Termination Agreement by facsimile transmittal with a hard copy of the entire document to follow shall be sufficient to allow Escrow Holder to Close); and

         (e) A copy of a fully executed original of each of the New Woodridge Lease Documents (Buyer and Seller expressly agree that Escrow Holder's receipt of a copy of the fully executed signature page of each of the New Woodridge Lease Documents by facsimile transmittal with a hard copy of the entire document to follow shall be sufficient to allow Escrow Holder to Close).

     Paragraph two (2) of the Second Amendment shall remain in full force and effect, provided that in the event of any conflict between this Amendment and paragraph two (2) of the Second Amendment, this Amendment shall control.

     2. LICENSE. Buyer and Seller agree that the license granted by Buyer to Seller in the Second Amendment shall apply with full force and effect with respect to the Woodridge Premises, provided that the term of the license shall continue through October 13, 1998, regardless of the actual date of the Closing of the Woodridge Premises.

     3. FULL FORCE AND EFFECT. Except as specifically set forth in this Amendment, the Original Agreement remains unmodified and in full force and effect.

     4. COUNTERPARTS. This Amendment may be executed in counterparts which, when taken together, shall constitute one executed document as though all signatures appeared on one copy.

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IN WITNESS WHEREOF, THIS THIRD AMENDMENT TO ASSET PURCHASE AND SALE OF AGREEMENT
AND ESCROW INSTRUCTIONS was executed as of the date first above written.

CHI-CHI's INC.,                                SHELLS SEAFOOD RESTAURANTS,
a Delaware corporation                         INC., a Delaware corporation

By: /s/ MICHAEL MALANGA                        By: /s/ WILLIAM E. HATTAWAY
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     Its: Vice President                           Its: President
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